________________________________________________________

EXHIBIT 1A-13

TESTING THE WATERS

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1A-13-29


EVO
RACING COMBAT GOLF FANVESTORS ABOUT CONTACT
BECOME A FANVESTOR
CONTACT


EVO
RACING COMBAT GOLF FANVESTORS ABOUT CONTACT
CHALLENGE MISSION CONNECT
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April 21, 2020 9:00 AM (UTC-07:00)

There's a problem in the world of individual sports. But we have a solution. It's EVOlution time!
To learn more visit evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


RACING
FIGHTING
TENNIS
GOLF
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EVO
April 21, 2020 6:00 AM (UTC-07:00)

There's a problem in the world of individual sports. But we have a solution.
It's EVOlution time!
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#evolution #individualsports #racing #mma #tennis #boxing #golf #sportsworld #athletes #development

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


RACING
FIGHTING
TENNIS
GOLF
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EVO
April 22, 2020 10:00 AM (UTC-07:00)

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EVO
April 23, 2020 9:00 AM (UTC-07:00)

Do you know how many people and expenses are behind every individual athlete?
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#evolution #individualsports #athletes #sport #talent #mma #box #boxing #golf #racing #indycar #trainhard #helpathletes

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BEHIND
EVERY
ATHLETE
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April 24, 2020 2:00 PM (UTC-07:00)

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BEHIND EVERY ATHLETE
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EVO
April 25, 2020 8:00 PM (UTC-07:00)

How many athletes do you know that have to work a second or third job just to be able to keep doing what they love?
We want to help athletes reach their true potential!
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EVO
April 25, 2020 5:00 PM (UTC-07:00)

How many athletes do you know that have to work a second or third job just to be able to keep doing what they love?
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#evolution #sportsdevelopment #individualsports #athletes #proathlete #sport #mma #box #boxing #racing #indycar #racecardriver #fighter #trainhard #potential #financialstruggles

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0:00 / 0:25

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April 27, 2020 2:00 PM (UTC-07:00)

Do you want to build tomorrow's champions with us?
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CHAMPIONS
EVO
WE'RE BUILDING TOMORROW'S CHAMPIONS
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April 27, 2020 9:00 AM (UTC-07:00)

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#evolution #individualsports #champions #buildchampions #mma #racing #boxing #golf #athletes #athletedevelopment

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.evoinvest.com.


CHAMPIONS
WE'RE BUILDING TOMORROW'S CHAMPIONS
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EVO
April 29, 2020 9:00 AM (UTC-07:00)

We build champions with you, the fans.
Let's win together!
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AND WHEN THEY WIN, YOU WIN
1
2
3
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AND WHEN THEY WIN, YOU WIN
1
2
3
0:00 / 0:18

EVO
May 7, 2020 2:00 PM (UTC-07:00)

The world of individual sports is having problems. We have a solution.
Learn more at evoinvest.com

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BUT
WE HAVE
THE
SOLUTION
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EVO
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The world of individual sports is having problems. We have a solution.
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BUT
WE HAVE
THE
SOLUTION
0:00 / 0:15

EVO
May 11, 2020 12:00 PM (UTC-07:00)

Many professional athletes have to work a second or third job just to be able to keep doing what they love.
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Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at evoinvest.com.


AND OFTEN THEY HAVE TO DROP OUT BEFORE
REACHING THEIR TRUE POTENTIAL
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EVO
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What would the world of professional individual sports look like if there were no financial obstacles?
All talented athletes, top contenders giving their all?
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Investing in potential is never a bad idea.
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And when they earn money,
you can earn money.
0:00 / 0:11

EVO
May 27, 2020 2:00 PM (UTC-07:00)

Investing in potential is never a bad idea.
Learn more at evoinvest.com.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act.
Read the testing the waters disclaimer at www.evoinvest.com.


And when they earn money,
you can earn money.
0:00 / 0:11

EVO
May 27, 2020 2:00 PM (UTC-07:00)

Investing in potential is never a bad idea.
Learn more at evoinvest.com.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act.
Read the ttw disclaimer at www.evoinvest.com.


0:00 / 0:11

evolution_dg
May 31, 2020 2:00 PM(UTC-07:00)

With your investment, we will keep top contenders in the game making the competition more exciting, for you, the fans!
Learn more about it via the link in our bio.
#evolution #sports #athletedevelopment #sportsfans #proathletes #topcontender #investinsports #sportslovers #boxing #mma #racing #golf Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.evoinvest.com.


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EVO
June 6, 2020 9:00 AM (UTC-07:00)

Do you know how expensive it is to be a combat fighter?
Here are just a couple of typical expenses of a professional fighter:
💰 Coaching
💰 Entrance fees
💰 Travel expenses
💰 Recovery
💰 Gym membership
💰 Manager
💰 Nutritionist
And the list goes on. Fighters are independent contractors, operating as a small business, and expenses can be really high.
We want to help skilled professional athletes get to the top.
Learn more via the link in our bio.

#sportsdevelopment #athleteslife #performbetter #athletetraining #boxinggym #boxingcoach #combatsports #investinsports

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EVO
Sponsored ·

We're here to solve a major problem in the individual sports industry.


BUT
WE HAVE
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SOLUTION

EVOINVEST.COM
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EVO
Sponsored ·

Many sports are for the well-funded, not the well-trained. We're here to solve that. 🥊



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May 15, 2020 9:00 AM (UTC-07:00)

YOU can build champions with us!
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CHAMPIONS
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EVO
May 16, 2020 12:00 PM (UTC-07:00)

YOU can build champions with us!
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CHAMPIONS
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EVO
May 19, 2020 9:00 AM (UTC-07:00)

So many professional athletes don't reach their full potential because of financial struggles.
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Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.evoinvest.com.


Top Contender.
Bottom Dollar.
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EVO
May 23, 2020 6:00 PM (UTC-07:00)

What would the world of professional individual sports look like if there were no financial obstacles?
All talented athletes, top contenders giving their all?
We are here to make that happen.
Learn more via the link in our bio.

#evolution #sports #worldofsports #sportsfans #investinsport #athletes #proathletes #champions #gamechanger #trainhard #topathlete #competition #individualsport #prosport #professional #mma #combatsports #racing #golf

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. Read the testing the waters disclaimer at www.evoinvest.com.


0:00 / 0:11


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EVO
Sponsored
When you invest in EVO, you invest in EVO athletes. And when they earn money, you earn money.
learn more at EVOinvest.com
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EVO
Sponsored
Discover EVO. We'll build tomorrow's champions — and it starts with you: The Fans.
EVO
WE'LL BUILD
TOMORROW'S CHAMPIONS
EVOINVEST.COM
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EVO
Sponsored
When you invest in EVO, you invest in EVO athletes. And when they earn money, you earn money.
EVOINVEST.COM
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EVO
Sponsored ·
When you invest in EVO, you invest in EVO athletes. And when they earn money, you earn money.
EVOINVEST.COM
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We're here to solve a major prob…
LEARN MORE
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EVO
Sponsored ·
When you invest in EVO, you invest in EVO athletes. And when they earn money, you earn money.
EVOINVEST.COM
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We're here to solve a major prob…
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EVO
Sponsored ·
Discover EVO. We'll train top contenders, already competing at the top of their game.
…See More
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EVO
Sponsored ·
We're here to solve a major problem in the individual sports industry.
we have the solution, and it involves YOU.
EVOINVEST.COM
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We're here to solve a major prob…
LEARN MORE
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EVO
Sponsored
Behind every athlete there's an army of people who need to get paid. We're here to help.
EVOINVEST.COM
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We're here to solve a major prob...
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EVO
Sponsored
When you invest in EVO, you invest in EVO athletes. And when they earn money, you earn money.
EVOINVEST.COM
Learn More about EVO
We're here to solve a major prob...
LEARN MORE
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EVO
Sponsored
While some athletes are training, many contenders work a second or third job just to stay in the game...
...See More
EVOINVEST.COM
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We're here to solve a major prob...
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EVO
Sponsored
When you invest in EVO, you invest in EVO athletes. And when they earn money, you earn money.
EVOINVEST.COM
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We're here to solve a major prob...
LEARN MORE
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EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
JOIN THE NEXT EVOLUTION
OF INDIVIDUAL PROFESSIONAL SPORTS
WHAT IS EVO?
EVO is a revolutionary athlete-development company that gives professional athletes the support they need to become tomorrow's champions, by empowering fans to invest in the journey.
HERE'S HOW IT WORKS:
EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
LEARN ALL ABOUT
EVO
IN LESS THAN 2 MINUTES
WHAT PROBLEM DOES EVO SOLVE?
For certain individual professional sports—like racing, golf, tennis, and combat sports (MMA and boxing)—the cost of participation is often the biggest challenge. Many top contenders are unable to continue their careers from lack of funding—not lack of talent.


EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
BEHIND EVERY PROFESSIONAL ATHLETE
IS AN ARMY OF PEOPLE...
EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
ACCOUNTANT
...WHO NEED TO GET PAID.
For many, this is a no win situation,
and some top contenders have no choice but to leave the game.
EVO IS HERE
TO HELP


EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
LET'S TAKE A DEEP DIVE INTO JUST ONE SPORT AS AN EXAMPLE
HERE ARE SOME TYPICAL EXPENSES
FOR A PROFESSIONAL COMBAT FIGHTER:
BLOOD WORK
LAWYER
EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
IMAGINE BEING A TOP CONTENDER, WHILE SHOULDERING THESE EXPENSES,
AND TRYING TO COMPETE AT THE TOP OF YOUR GAME
WHAT'S EVO'S
SOLUTION?


EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
EVO is built for professional athletes and fans. It's a new approach to athletic development that ties the success of top contenders directly to the financial engagement of fans, like YOU.
They'll take skilled professional athletes who are struggling financially, and help them with everything from management and training, to promotion and nutrition.
EVO athletes will be developed across several sports—and as they succeed—a portion of their earnings will be shared with EVO, and all of EVO's investors.
EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
IMAGINE
Imagine getting in on the money earned by a future winner of the Indy 500, a winner on the PGA Tour, or a World Champion in combat sports.
Imagine sitting at a bar with these sports on TVs all around you, and knowing
YOU'RE INVESTED IN ALL OF THEM.
When EVO athletes win, YOU WIN, by getting a cut of their earnings. It's that simple.
IMAGINE
If top contenders—who would've otherwise left the game because of finances, and not fitness—were able to continue to be the champions they deserve to be.


EVO
SPORTS ABOUT INVEST FAQ VIDEOS CONTACT
Imagine what that would do for investors, who got a cut of those earnings.
Imagine what that would do for the sport.
PRIVACY POLICY TERMS AND CONDITIONS MEDIA CONTACT

EVO INVEST LANDING PAGE - NEW


EVO
SPORTS ABOUT FAQ VIDEOS CONTACT
JOIN THE NEXT EVOLUTION OF INDIVIDUAL PROFESSIONAL SPORTS
LEARN ALL ABOUT EVO IN LESS THAN 2 MINUTES


EVO
SPORTS ABOUT FAQ VIDEOS CONTACT
KEEP ME UPDATED
EVO'S MISSION
EVO will support professional athletes who are competing at the top of their game, but struggling to continue financially. With your investment, you will help keep these athletes going, and earn a piece of their financial success.
THE OPPORTUNITY
In the coming months we plan to be open to the general public for investment, and we'll have plenty to share along the way. We're also planning to make the minimum investment small enough to be affordable to almost anyone, and we'll be announcing it soon.
48
EVO


EVO
SPORTS ABOUT FAQ VIDEOS CONTACT
We're excited about EVO's future because we already have a team of industry veterans with an eye for selecting top contenders in individual professional sports, but don't just take our word for it, see for yourself:
KEVIN BARRY
JAY HOWARD
Imagine getting in on the money earned by a future winner of the Indy 500, a winner on the PGA Tour, or a World Champion in combat sports.
Imagine sitting at a bar with these sports on TVs all around you, and knowing YOU'RE INVESTED IN ALL OF THEM.
When EVO athletes win, YOU WIN, by getting a cut of their earnings. It's that simple.


EVO
SPORTS ABOUT FAQ VIDEOS CONTACT
In the coming months we'll be open for investment, and we'll have plenty to share along the way. So sign up below to keep up with our latest news and announcements.


EVO
SPORTS ABOUT FAQ VIDEOS CONTACT
STAY IN TOUCH WITH EVO
KEEP ME UPDATED


EVO
SPORTS ABOUT FAQ VIDEOS CONTACT


evolution_dg
RACING
FIGHTING
TENNIS
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Create Ad
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evolution_dg There's a problem in the world of individual sports. But we have a solution.
It's EVOlution time!
Click the link in our bio to learn more.
#evolution #individualsports #racing #mma #tennis #boxing #golf #sportsworld #athletes #development
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
April 21

evolution_dg


EVO
Learn More:
EVOinvest.com

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25 views • Liked by **ryannorman48** and **schmanth**

evolution_dg Do you know how many people and expenses are behind every individual athlete?
We're here to help!
Learn more by clicking the link in our Bio.

#evolution #individualsports #athletes #sport #talent #mma #box #boxing #golf #racing #indycar #trainhard #helpathletes
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
April 23

evolution_dg


MANY CONTENDERS WORK A SECOND OR THIRD JOB
JUST TO STAY IN THE GAME...

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24 views • Liked by **schmanth**

evolution_dg How many athletes do you know that have to work a second or third job just to be able to keep doing what they love?
We want to help athletes reach their true potential!
Learn more by clicking the link in our bio.

#evolution #sportsdevelopment #individualsports #athletes #proathlete #sport #mma #box #boxing #racing #indycar #racecardriver #fighter #trainhard #potential
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.

evolution_dg


AND IT ALL STARTS WITH YOU:
THE FANS

View Insights Create Ad

22 views • Liked by **ryannorman48**

evolution_dg Do you want to build tomorrow's champions with us?
Learn more by clicking the link in our Bio.

#evolution #individualsports #champions #buildchampions #mma #racing #boxing #golf #athletes #athletedevelopment
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
April 27

evolution_dg


EVO
ATHLETE-DEVELOPMENT COMPANY

View Insights Create Ad

24 views

evolution_dg We build champions with you, the fans.
Let's win together!
Learn more by clicking the link in our bio.

#evolution #sportsevolution #win #wintogether #athletes #development #training #mma #ufc #box #racing #indycar #racecar #lovesport #fan #beachampion #sportsfan #areyouafan
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
April 29

evolution_dg


AND WHEN THEY WIN, YOU WIN
1
2
3

View Insights Create Ad

29 views

evolution_dg When EVO athletes win, YOU win. It's that simple.
Learn more by clicking the link in our bio.
#evolution #athletes #sportsdevelopment #revolution #sportrevolution #proathletes #wintogether #letsdothis #invest #investment #sport #mma #ufc #racing #indycar #boxing #golf #golfing #box #individualsports

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.

evolution_dg


RA
EVO
ATHLETES DEVELOPMENT COMPANY

View Insights Create Ad

16 views

evolution_dg The world of individual sports is having problems. We have a solution.
Click the link in our bio to learn more.
#evolution #individualsports #racing #mma #tennis #boxing #golf #sportsworld #athletes #development #video #athletedevelopment #solution #worldofsports #sportsfans #mmafan #golffan #racefan #raceworld

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.

May 7

evolution_dg


MANY CONTENDERS WORK A SECOND OR THIRD JOB
JUST TO STAY IN THE GAME...

View Insights Create Ad

22 views

evolution_dg Many professional athletes have to work a second or third job just to be able to keep doing what they love.
We want to help them reach their true potential!
Learn more by clicking the link in our bio.

#evolution #sportsdevelopment #individualsports #athletes #proathlete #sport #mma #box #boxing #racing #indycar #racecardriver #fighter #trainhard #potential #financialstruggles

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.

May 11

evolution_dg


EVO
Learn More:
EVOinvest.com

View Insights Create Ad

12 views

evolution_dg YOU can build champions with us!
Click the link in our bio to learn more about EVO.

#champions #athletes #champs #investment #sports #proffessionalsports #proffessionalathlete #athlete #mma #boxing #racing #openwheelracing #golf #tennis #individualsports #allaboutsport #sportsfan #fans

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.

May 15

evolution_dg


Many sports
are for the well-funded,
not the well-trained.

View Insights Create Ad

22 views • Liked by **ryannorman48**

evolution_dg So many professional athletes don't reach their full potential because of financial struggles.
EVO has a solution.
Learn more via the link in our Bio.
#evolution #sports #athletedevelopment #athletes #talent #talentedathlete #sportsfans #sportlovers #mma #boxing #racing #box #golf #individualsports #contender #talented #evosports
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
May 19

evolution_dg


EVO
learn more at EVOinvest.com

View Insights Create Ad

28 views • Liked by **schmanth**

evolution_dg What would the world of professional individual sports look like if there were no financial obstacles?
All talented athletes, top contenders giving their all?
We are here to make that happen.
Learn more via the link in our bio.
#evolution #sports #worldofsports #sportsfans #investinsport #athletes #proathletes #champions #gamechanger #trainhard #topathlete #competition #individualsport #prosport #professional #mma #combatsports #racing #golf
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
May 24

evolution_dg


We'll train top contenders
already competing at the
top of their game

View Insights Create Ad

22 views

evolution_dg Investing in potential is never a bad idea.
Learn more via the link in our bio.

#evolution #sports #athletes #athletedevelopment #investment #individualsports #boxer #fightnight #proathletes #sportsfans .
.
.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
May 27

evolution_dg


And when they earn money,
you will earn money.

View Insights Create Ad

25 views • Liked by **redtailmedia**

evolution_dg With your investment, we will keep top contenders in the game making the competition more exciting, for you, the fans!
Learn more about it via the link in our bio.
#evolution #sports #athletedevelopment #sportsfans #proathletes #topcontender #investinsports #sportslovers #boxing #mma #racing #golf
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
May 31

evolution_dg



View Insights   Create Ad

12 likes

evolution_dg Do you know how expensive it is to be a combat fighter?
Here are just a couple of typical expenses of a professional fighter:
- Coaching
- Entrance fees
- Travel expenses
- Recovery
- Gym membership
- Manager
- Nutritionist

And the list goes on. Fighters are independent contractors, operating as a small business, and expenses can be really high.
We want to help skilled professional athletes get to the top.
Learn more via the link in our bio.
#sportsdevelopment #athleteslife #performbetter #athletetraining #boxinggym #boxingcoach #combatsports #investinsports
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.

EVO
Published by Agorapulse [?] · April 21

There's a problem in the world of individual sports. But we have a solution. It's EVOlution time!
To learn more visit evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
Learn More:
EVOinvest.com
-0:01

EVO
Published by Agorapulse [?] · April 24

Do you know how many people and expenses are behind every individual athlete? We're here to help!
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


ELITE ATHLETE
BEHIND
EVERY
ATHLETE
-0:13

EVO
Published by Agorapulse [?] · April 25

How many athletes do you know that have to work a second or third job just to be able to keep doing what they love?
We want to help athletes reach their true potential!
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
ATHLETE-DEVELOPMENT COMPANY
-0:23

EVO
Published by Agorapulse [?] · April 27

Do you want to build tomorrow's champions with us?
Learn more at evoinvest.com!

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVO
Published by Agorapulse [?] · April 29

We build champions with you, the fans.
Let's win together!
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
ATHLETE-DEVELOPMENT COMPANY

EVO
Published by Agorapulse [?] · May 1

When EVO athletes win, YOU win. It's that simple.
Learn more at evoinvest.com.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVO
Published by Agorapulse [?] · May 7

The world of individual sports is having problems. We have a solution.
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
ATHLETE-DEVELOPMENT COMPANY

EVO

Published by Agorapulse [?] · May 23 at 5:00 PM ·

What would the world of professional individual sports look like if there were no financial obstacles?
All talented athletes, top contenders giving their all?
We are here to make that happen.
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVO

Published by Agorapulse [?] · May 27 at 2:00 PM ·

Investing in potential is never a bad idea.
Learn more at evoinvest.com.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


We'll train top contenders
already competing at the
top of their game

EVO

42 followers

1mo • Edited •

Want to know about EVO?
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
Learn More:
EVOinvest.com

2

EVO

42 followers

1mo • Edited •

How many athletes do you know that have to work a second or third job just to be able to keep doing what they love?
We want to help athletes reach their true potential!
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


0:06 / 0:25

1

EVO
42 followers
1mo • Edited •

Do you want to build tomorrow's champions with us?
Learn more at evoinvest.com!

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


AND IT ALL STARTS WITH YOU:
THE FANS

EVO
42 followers
1mo • Edited •

We build champions with you, the fans.
Let's win together!
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
Learn More:
0:11 / 0:12

EVO
42 followers
1mo • Edited •

When EVO athletes win, YOU win. It's that simple.
Learn more at evoinvest.com.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


0:06 / 0:18

EVO
42 followers
1mo • Edited •

The world of individual sports is having problems. We have a solution.
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


RACING
EVO
ATHLETE-DEVELOPMENT COMPANY

EVO
42 followers
2w • Edited •

What would the world of professional individual sports look like if there were no financial obstacles?
All talented athletes, top contenders giving their all?
We are here to make that happen.
Learn more at evoinvest.com

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
learn more at EVOinvest.com

EVO
42 followers
1w • Edited •

Investing in potential is never a bad idea.
Learn more at evoinvest.com.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


And when they earn money,
you can earn money.

2


48
EVO

Welcome to the rEVOlution.

We want to create tomorrow's champions, and we want *you* to be a part of the journey.

I'm John Norman, CEO of Evolution Development Group, Inc., or EVO for short. Thank you for signing up to learn more about investing in what we believe will bring about profound change in the world of individual sports.

In the coming months we hope we'll be qualified by the U.S. Securities and Exchange Commission (the "SEC"), and will be open to investment from you, and everyone else. This type of early-stage investment in a private company was not legal until 2015, when something called the JOBS Act went into effect. Before that, only the rich and well-connected were allowed to make these kinds of private investments at an early stage.

We're really excited to be a first-of-its-kind business model built for the underdog and every fan. If you invest in EVO, we believe it will help us rewrite the journey for struggling athletes in today's sports. We believe that as EVO helps its talented athletes to compete without the burdens of financial strife, the world of individual sports will EVOLVE to be a more exciting and fertile ground for competition—and when they succeed, *you* will succeed—it's that simple.

We'll update you often on our progress, and let you know when our stock offering goes live. In the meantime, feel free to follow us on social media and join us in conversation.

Welcome to the rEVOlution. Let's win together!

John Norman





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Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO
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EVOINVEST.COM

There's a New Way to Invest in Individual Sports Learn More

EVO will recruit professional athletes in individual sports…

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EVO

Sponsored (demo)

Who wants more fun watching professional sports? Change the way you experience the game through the power of investment.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM

There's a New Way to Invest in Individual Sports Learn More

EVO will recruit professional athletes in individual sports…

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EVO

Sponsored (demo)

Are you a true sports fan? Up the ante with EVO. Be an early investor of world-class athletes.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM

There's a New Way to Invest in Individual Sports Learn More

EVO will recruit professional athletes in individual sports…

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EVO

Sponsored (demo)

When you invest in EVO, you invest in professional athletes. Sign up to stay updated for when we go live! 🏁

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO

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EVO will support athletes who are competing at the top of the…

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EVO
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When you invest in EVO, you invest in professional athletes. Sign up to stay updated for when we go live!
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
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EVO
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Keep losing on your fantasy draft? Invest in REAL professional athletes and share in their future earnings.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
EVOINVEST.COM
There's a New Way to Invest in Individual Sports
EVO will recruit professional athletes in individual sports…
Learn More
Like
Comment
Share


EVO
Sponsored (demo)
When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
And when
money,
you can
money.
EVOINVEST.COM
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We're here to solve a major problem in the individual sports industry.
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EVO
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Many contenders throw in the towel from lack of funding—but you can change that! With EVO, fan investment builds athletes—and when EVO athletes earn, EVO Investors earn.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
EVOINVEST.COM
There's a New Way to Invest in Individual Sports
EVO will recruit professional athletes in individual sports…
Learn More
Like
Comment
Share

EVO
Sponsored (demo)

Are you the ultimate sports fan? Help fund an athlete's development, and share in their future earnings.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM
There's a New Way to Invest in Individual Sports
EVO will recruit professional athletes in individual sports…
Learn More

Like Comment Share

EVO
Sponsored (demo)

Discover EVO. We'll train top contenders, already competing at the top of their game.

And when they earn money, you can earn money, too.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
Learn More

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EVO
Sponsored (demo)

Fan investment will change the face of sports. Be a part of the team behind individual athletes, with EVO.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM
There's a New Way to Invest in Individual Sports
EVO will recruit professional athletes in individual sports…
Learn More

Like Comment Share

EVO
Sponsored (demo)

Fund an athlete's development and earn when they earn.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM
There's a New Way to Invest in Individual Sports
EVO will recruit professional athletes in individual sports…
Learn More

Like Comment Share


EVO
Sponsored (demo) ·
When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
and support the
EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
Learn More
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EVO
Sponsored (demo) ·
When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
Learn More
Like
Comment
Share


EVO
Sponsored (demo) ·
When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
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We're here to solve a major problem in the individual sports industry.
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EVO
Sponsored (demo) ·
When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
Learn More
Like
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Share

EVO
Sponsored (demo)

Own a piece of sports action. Earn money when professional athletes earn money. Win together with EVO.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


EVO

EVOINVEST.COM
There's a New Way to Invest in Individual Sports
EVO will recruit professional athletes in individual sports…
Learn More

Like Comment Share

EVO
Sponsored (demo)

When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
Learn More

Like Comment Share

EVO
Sponsored (demo)

With EVO, you can invest in a top contender's success, and get a share of their earnings.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM
There's a New Way to Invest in Individual Sports
EVO will recruit professional athletes in individual sports…
Learn More

Like Comment Share

EVO
Sponsored (demo)

When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.

Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar… or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.



EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
Learn More

Like Comment Share


EVO
Sponsored (demo)
When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar... or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
EVO
ATHLETE-DEVELOPMENT COMPANY
learn more at EVOinvest.com
EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
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Like
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EVO
Sponsored (demo)
When you invest in EVO, you invest in EVO athletes. And when they earn money, you can earn money, too.
Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar... or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
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evoinvest.com
EVOINVEST.COM
Learn More about EVO
We're here to solve a major problem in the individual sports industry.
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EVO
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Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar... or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
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Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar... or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.
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Evolution Development Group, Inc. ("EVO") is "testing the waters" for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, Your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular by downloading it from the SEC's website by going to this URL: https://www.sec.gov/cgi-bin/browse-edgar... or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005, or by e-mailing info@evolutiondg.com.


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